Exhibit 99.3

"WAITLIST"

By Sheila Jenca

FADE IN:

EXT. LANSING, MICHIGAN - OKEMOS ACADEMY - DAY

Modern building with a slew of school buses in front.

INT. OKEMOS ACADEMY - DAY

CAMPION DAVIES, 18, springs down the hall wearing a Harvard sweatshirt and a backpack.

CAMPION (V.O.)

In March, there's three things on a senior's mind. Getting into college, getting your dad off your back, and getting laid. That's in order of importance, because when you get into the right college, your dad's cake, and the women fall at your feet. But if you don't get in, he'll make your life hell. As if it isn't already. The right college is everything. Everything.

Then, the sound of MALE SOBS.

INT. CLASSROOM - DAY

The PRETTY TEACHER, 30, comforts a distraught Campion.

CAMPION

I can't take the pressure. SATs, college apps, it's making me crazy.

HIS FACE...inches from her ample chest.

CAMPION

My father will kill me if I fail.

PRETTY TEACHER

Who said anything about failing?

CAMPION

The paper is 50% of our grade. I was so stupid to forget to do it.

He whacks himself in the head.

PRETTY TEACHER

You're too hard on yourself. Do it over spring break, I'll give you full credit.

CAMPION

You think it would be okay this one time?

PRETTY TEACHER

Of course, Campion. It'll be our secret. I know what kind of a person you are.

CAMPION

You do?

PRETTY TEACHER

Campion, I trust you.

Campion relaxes in her embrace.

INT. HALLWAY - CONTINUOUS

Campion squares his shoulders and heads down the hallway. A snake-like guy, TREVOR, 18, catches up. They high-five.

TREVOR

She bought it?

CAMPION

What could I do? I had no choice.

TREVOR

You could have chosen to do the paper.

CAMPION

I didn't remember it until last night.

TREVOR

Could've pulled an all-nighter, Spuds.

CAMPION

I fell asleep. Am I really getting the third degree from you?

TREVOR

Not a chance. I love putting one over on the system. Which reminds me, I won $300 on the Pistons game yesterday.

CAMPION

Internet gambling again?

TREVOR

Our computer lab guy runs the site. If you ever need to hack into the FBI, he's your man. He's pretty smart for a black guy.

CAMPION

If you're caught, you can kiss Yale goodbye.

TREVOR

The person who cheated on his SATs is lecturing me about internet gambling?

CAMPION

I didn't cheat. I got extra time because of my learning disability.

TREVOR

Speaking of learning disabilities, Bob Skemp got his acceptance today. You?

CAMPION

I'm a legacy, we know I'm in.

TREVOR

Still say you should come to New Haven with me. Yalie coeds are hot.

CAMPION

Davies men go to Harvard. My dad didn't even let me apply anywhere else.

TREVOR

Oh well, stay a virgin in Boston. See if I care.

CAMPION

I'll troll at B.U.

They high five again.

INT. SCHOOL OFFICE - DAY

An ANGRY GIRL on crutches waits at the counter.

Campion walks past her, inadvertently bumping her.

ANGRY GIRL

Hey jerk-off, what am I? Invisible?

CAMPION

Sorry, I didn't see you.

ANGRY GIRL

Yeah, that's what invisible means, Einstein.

A SECRETARY approaches the counter.

SECRETARY

I'm sorry, but we still don't have any spring permits available.

ANGRY GIRL

Where do I park without a permit?

SECRETARY

In the satellite lot, then hop on the shuttle.

ANGRY GIRL

Yeah, I'm really good at hopping.

SECRETARY

Bring a note from your doctor verifying your handicap, and we'll see about getting you a permit.

The Angry Girl reaches down and removes an artificial leg. She clunks the prosthesis on the counter.

SECRETARY

Fine. As soon as a handicap permit becomes available, we'll contact you.

ANGRY GIRL

Oh goodie, I just have to wait for another cripple to die.

CAMPION

Or graduate.

The girl glares at Campion and moves aside. Campion steps up.

CAMPION

I'm here to pick up my spring parking permit.

SECRETARY

Were you contacted and told to come in?

CAMPION

No, but I'm Campion Davies. Check with the vice principal.

SECRETARY

The vice principal isn't in charge of permits. I am.

CAMPION

I'll wait.

Campion takes a seat.

TIME CUT:

INT. SCHOOL OFFICE - DAY

The VICE PRINCIPAL hands a permit to Campion. Secretary and the Angry Girl watch.

VICE PRINCIPAL

Going away for spring break?

CAMPION

I'm volunteering on the home renovation crew.

VICE PRINCIPAL

You're a fine young man, Davies. A chip off the old block.

Campion leaves.

SECRETARY

I didn't know we gave students permits for the faculty lot.

VICE PRINCIPAL

That's Campion Davies, son of the Cruller King. Give him whatever he wants.

The Angry Girl fumes.

EXT. PARKING LOT - DAY

Campion walks by old Chevys and Fords. He stops at a new Jaguar convertible and loads the trunk.

Closes it, and the Angry Girl is there getting in her illegally-parked car.

ANGRY GIRL

Rich boy gets a faculty permit, while the rest of us take the bus?

She fumbles with her crutches.

CAMPION

Need some help?

ANGRY GIRL

Yeah, give me your permit.

Campion takes her crutches, and she gets in her car.

CAMPION

Didn't you get a permit?

ANGRY GIRL

(mimics)

No, I didn't get a permit. And you're not on the home renovation crew.

CAMPION

I was.

ANGRY GIRL

What do you mean, were? The renovations are taking place over spring break. Are you in or out?

Campion sets the crutches on top of her car.

CAMPION

I have to help my dad over break.

ANGRY GIRL

What, twist crullers?

She buckles herself in.

CAMPION

His outfit is a little bigger than that.

ANGRY GIRL

I'm sure it is, Cruller-boy.

CAMPION

Maybe my dad could help you get a permit.

ANGRY GIRL

You can't buy your way into everything, Campion. You've done your good deed and helped the gimp, goodbye.

Forgetting about her crutches, Campion gets in his car and drives away.

Angry Girl does too, except her crutches clatter to the ground.

INT. JAGUAR - DAY

Campion cruises. He turns down a long gated driveway. Stately mansion ahead.

INT. DAVIES MANSION - DAY

Campion enters the mansion.

Two housekeepers, JOSEFINA, 35, and her daughter, LOURDES, 17, approach. Lourdes is a gorgeous girl, born to wear bikinis on warm, summer beaches.

JOSEFINA

Good afternoon, Mr. Davies.

Campion doubletakes Lourdes and sets his backpack down.

Campion's mother, EVE DAVIES, rushes through. She's moneyed but warm.

EVE DAVIES

Hi, sweetie.

Josefina picks Campion's backpack up and heads upstairs with Lourdes in tow.

EVE DAVIES

Josefina, did you tell Campion Lourdes's good news?

CAMPION

Who's Lourdes?

Campion's father, IKE DAVIES, a strong, distinctive man with shoulder-length gray hair strides in.

Campion gazes at Lourdes's ass as she walks upstairs. She turns and looks at him.

ON CAMPION...a flash of remembrance.

CAMPION

Is that...?

EVE DAVIES

Of course, Campion. You remember Josefina's daughter, Lourdes.

Campion nods appreciatively. Ike frowns.

EVE DAVIES

Lourdes is helping out for a few weeks while she's on break from Immaculate Heart. She just got a full scholarship to Michigan State. Isn't that wonderful?

IKE DAVIES

For someone like her it is. Come on, Eve, let the help get back to work.

Lourdes and Josefina continue up the stairs.

IKE DAVIES

Josefina, easy on the starch in the shorts, eh?

JOSEFINA

Yes, Mr. Davies.

EVE DAVIES

Campion, it came today.

CAMPION

Well?

EVE DAVIES

Manuela said it's big. Her exact words? "Muy grande."

IKE DAVIES

Of course it's big.

Campion collapses in a chair.

CAMPION

Thank God. Where is it?

EVE DAVIES

Manuela left it in your father's office.

IKE DAVIES

And I don't want you opening it until I get back. I haven't had a chance to go through the mail.

CAMPION

Dad, I've been waiting three years for this envelope.

IKE DAVIES

Then another four hours isn't going to kill you. I'll be back later.

Eve goes to kiss Ike, but he rushes out the door.

EVE DAVIES

I'm leaving, too. I'm late for the Opera Committee meeting.

CAMPION

Mom, not another charity.

Campion lumbers out of the chair.

EVE DAVIES

Campion, we're going to lose the Lansing Opera if we don't do something.

CAMPION

What a shame. Then we'd only have Lugnut games to go to.

EVE DAVIES

This is important to me. I'm hosting a benefit here in ten days.

CAMPION

Sorry, Mom. I'm just bummed no one cares I got into Harvard.

EVE DAVIES

I care. Invite some friends over, and we'll celebrate tonight.

She hugs him and darts out the door. Campion heads upstairs. Eve pokes her head back in.

EVE DAVIES

Campion, I'm very proud of you, and your father is, too.

CAMPION

Thanks, Mom.

INT. CAMPION'S BEDROOM - DAY

Campion's bedroom is big. Awesome gear throughout. Killer computer, iPOD, Bang and Olufsen stereo. Jammin'.

Movie and sports posters on the walls.

Campion goes through his cell. Dials a number.

CAMPION

(into phone)

Daphne, it's Campion --

Yeah, I got into Harvard. My folks are throwing a party for me, and I want you to come --

Yeah, I guess you can bring a few friends along. Do I know them? --

Oh, well, it's always good to meet new people --

Lourdes taps on the door and walks in with a set of clean sheets. Starts to strip his bed.

CAMPION

If you don't mind, I need a little privacy.

LOURDES

No problemo.

She heads for the door.

CAMPION

Congratulations on Michigan State. That's really cool.

LOURDES

I know. It's a big deal for someone like me.

She leaves. Campion resumes his call.

CAMPION

So I'll see you around eight? --

Bye.

Campion speed-dials another number.

CAMPION

Zoe? It's Campion, I --

Daphne was IM-ing you while she was on the phone with me? --

No, of course, I want you to come --

Sure you can bring your boyfriend --

And his friends --

I guess I'll see you tonight then. Bye.

Pushes speed dial one more time. We hear Trevor's answering machine message.

TREVOR

(machine)

At the tone, lose your cookies.

CAMPION

Trevor, it's me. I got my acceptance, and Mom's having a party. Come over.

He hangs up.

EXT. DAVIES MANSION - NIGHT

A line of expensive cars wait for valets.

INT. MANSION - GRAND BALLROOM - NIGHT

Waiters carry trays of champagne.

The crowd's older - no one Campion's age. Oh, wait, there's a bunch of high school kids off to the side. Chugging from Dom Perignon bottles.

Eve DINGS a fork on a glass.

EVE DAVIES

Campion's father would like to say something.

APPLAUSE. Crowd looks around, searching.

Ike fondles a waitress in the back.

All eyes, including Eve's, are on him. The waitress scurries away.

IKE DAVIES

Congrats, Campion.

Campion leans toward his mother.

CAMPION

That's it?

EVE DAVIES

You know your father.

CAMPION

But this is Harvard. I thought it would be different.

She watches her husband carefully.

EVE DAVIES

Don't expect different from anyone, Campion.

GUEST 1

Let's hear from Campion.

Campion steps up.

CAMPION

Thank you for coming. This is the greatest day of my life, so it's nice to be surrounded by friends.

GUEST 2

(tipsy)

We're not friends. We work for your father.

LAUGHTER from the crowd. Campion laughs along with them. But not because he thinks it's funny.

Ike scowls at Guest 2.

IKE DAVIES

Read the letter, Campion.

CAMPION

The letter? Oh my God, I haven't even seen it.

IKE DAVIES

For Christ's sake. It's with my mail. Go get it.

Campion runs out.

IKE'S OFFICE

This office is a shrine to Harvard. Blanket on the couch, pennant on the wall, and of course, Ike's Harvard diploma illuminated above his massive desk.

Campion flips through the mail on his father's desk. Nothing. One more time. Still nothing.

Campion steps into the hallway. Sees a housekeeper, MANUELA, down the hall.

CAMPION

Excuse me, are you Manuela?

MANUELA

Si. Buenas noches, senor.

CAMPION

Bonus nochee. I'm looking for my Harvard letter. Harvard.

MANUELA

Si, Harvard. Muy grande.

CAMPION

Right, yes, where is the mooey grandy?

Manuela enters and goes to Ike's desk drawer. She pulls out...a thin envelope.

CAMPION

No, I'm looking for the grandy envelope.

Manuela points to the Harvard insignia on the envelope.

MANUELA

Muy grande escuela, si. Congratulations, Senor Davies.

She walks out, and Campion rips open the envelope.

He gazes at the letter quickly and sees:

"We regret to inform you..."

"Not often that we refuse admission to a legacy..."

"Placed on the waitlist, and should a spot open..."

IN SHOCK, Campion darts back to the

BALLROOM

People cheer as Campion enters. He walks toward the dais, letter in hand.

Assorted pats on the back. His friends from school raise champagne bottles toward him.

Campion shakily steps up.

GUEST 2

Get that boy a shot of whiskey. He's about to fall over.

EVE DAVIES

Are you all right, Campion?

IKE DAVIES

Of course he is. He's going to the most prestigious university in the world. Read the letter, Campion.

CAMPION

("reads")

"The Regents of Harvard University congratulate you for being accepted into the freshman class for Fall 2008. It is with great pleasure that we -- "

GUEST 2

-- Look forward to four years of Davies' money.

LAUGHTER. Ike glares at Guest 2 who approaches Ike.

GUEST 2

Just a little harmless fun, sir.

CAMPION

"Etc., etc... Looking forward to seeing you in September. Sincerely, so and so."

APPLAUSE. His mother reaches for the letter. Campion stuffs it in his pocket.

EVE DAVIES

I want to put it in your scrapbook.

CAMPION

Let me hold it, Mom.

(voice quivers)

I can't believe it.

EVE DAVIES

This is a great day, Campion.

CAMPION

I'm a legacy. You knew I'd get in. What's the big deal?

Ike approaches. A man in a stupidly big COWBOY hat follows.

EVE DAVIES

I didn't want to say anything, but not every legacy gets in.

(whispers)

Bunny Lynch's daughter didn't get into Brown, and the McComb boy got waitlisted at Columbia.

CAMPION

Waitlist isn't so bad.

IKE DAVIES

Waitlists are where they put the pussies they don't know how to reject.

EVE DAVIES

It's not enough to be a legacy, Campion. You've got to be special.

Campion bolts upstairs.

Ike points toward Guest 2 who'd heckled Campion.

IKE DAVIES

(to Cowboy)

Who is that fellow?

COWBOY

Mike Beckwith. He's a CPA, been with the company twenty years.

IKE DAVIES

Fire him.

COWBOY

He's a single dad with three kids.

IKE DAVIES

And cancel his health insurance.

Shocked, Cowboy stares at Ike.

INT. BEDROOM - NIGHT

Campion paces and clenches the letter.

His door opens. Campion tosses the letter in the laundry hamper. Lourdes enters and resumes stripping his bed.

CAMPION

This isn't a good time.

LOURDES

I won't be a minute.

Trevor barges in.

TREVOR

Let's see it.

CAMPION

What?

TREVOR

The letter. I've never seen a Harvard acceptance before.

Trevor notices Lourdes leaning over the bed. He mock humps her from behind.

CAMPION

It's like yours except it says Harvard.

TREVOR

I want to see it.

CAMPION

My mom's putting it in a scrapbook.

(to Lourdes)

Can you do this later?

She ignores him.

TREVOR

She said you've got it.

CAMPION

I sent it down with the other housekeeper. What's with you?

TREVOR

What's with you? Who cares about your stupid letter? I didn't even apply to Harvard. They're not the best, you know.

CAMPION

Who said they're the best? Any school is good.

TREVOR

Have you been talking to that idiotic guidance counselor again?

CAMPION

(to Lourdes)

I asked if you could do this later.

She rolls up the dirty sheets and tosses them in the hamper.

Campion panics when she picks the hamper up and heads for the door.

CAMPION

Aren't you going to put clean ones on?

LOURDES

Later.

TREVOR

Dissed by your housekeeper.

Campion glares at him.

TREVOR

Relax, they barely speak English.

LOURDES

(in French)

I speak three languages, you putz.

She leaves.

TREVOR

See what I mean? Even her Spanish sucks.

He collapses on Campion's bed.

TREVOR

We made it to the big time. Ivy League educations, Ivy League lives.

Campion looks at a picture of himself with his father. Ike dwarfs Campion.

TIME CUT:

INT. BEDROOM - NIGHT

Campion stares out his window, as the last of the guests leave.

INT. LIVING ROOM - NIGHT

Campion pads down the stairs, past a gaggle of caterers cleaning up party refuse.

CAMPION

Do you know where the laundry room is?

CATERER

Ask someone who lives here.

KITCHEN

A housekeeper, EUGENIA, helps the caterers stack trays. Campion approaches.

CAMPION

Excuse me, I'm trying to find the laundry room.

EUGENIA

Which laundry room are you looking for?

CAMPION

Which one? The one where my laundry would be.

She leads him down a hallway to a

LAUNDRY ROOM

They enter. A washing machine runs.

CAMPION

Thanks.

She leaves.

Campion finds his laundry hamper, but it's empty. He opens the washing machine, and the load stops.

Tries to pick through the soggy laundry load when Lourdes enters. His back is to her.

LOURDES

If you want to help, I have a lot of ironing to do.

CAMPION

Hi, perfect. Maybe you can help me. I might have left something in my hamper.

LOURDES

What was it?

CAMPION

My homework.

LOURDES

I didn't see it.

Campion closes the lid, the machine whirs again.

CAMPION

I guess if I did, it's a goner now.

LOURDES

Guess so. Sorry.

CAMPION

Do you remember me?

LOURDES

Of course. I remember you. You're my boss's son.

CAMPION

That's not what I meant. I --

LOURDES

-- I know what you meant. I remember you, Campion.

He leaves.

She makes sure he's gone then pulls his "Waitlist" letter out of her pocket and reads.

INT. BEDROOM - NIGHT

Campion walks into his dark bedroom. Goes for the light when a hulking INTRUDER claps a hand over Campion's mouth.

INTRUDER

What kind of a man are you? The only kind worth being?

The intruder shakes Campion.

CAMPION

A Harvard man.

The intruder flips on a light. It's Ike, and he's drunk. He walks to the bathroom and pisses with the door open.

IKE DAVIES

Come on Harvard boy, let's celebrate.

CAMPION

Dad, I have a History test that I --

IKE DAVIES

-- Test shmest. Harvard's good on paper, Campion. That's why you go there.

CAMPION

But I --

IKE DAVIES

-- How many Harvard grads land an executive V.P. position with the Cruller King the day after graduation?

CAMPION

Dad, I --

Ike returns to the room.

IKE DAVIES

-- What is it Campion? You keep interrupting.

Ike drinks from a flask.

CAMPION

Nothing, Dad. I'm sorry.

Ike stumbles toward the door. Frowns when he sees a Little League trophy on Campion's desk.

IKE DAVIES

Remember when you blew that homerun?

CAMPION

I didn't really blow it, Dad, I --

IKE DAVIES

-- Trust me, you blew it.

CAMPION

Yes, sir.

Ike tosses the trophy in a trash can and walks out. SAD, Campion retrieves the trophy and hides it in his dresser.

INT. HARVARD ADMISSIONS OFFICE - DAY

A sign on an office door reads:

ARTHUR WOLFERT, SENIOR ADMISSIONS DIRECTOR

WOLFERT'S OFFICE

An ASSISTANT enters. WOLFERT is at his desk. He's intimidating, and that's on a good day.

ASSISTANT

Another pissed off legacy on line two.

Wolfert picks up the phone.

WOLFERT

May I help you?

INTERCUT PHONE CONVERSATION.

CAMPION

My name is Campion Davies, the Cruller King Davies. There's been a mistake --

WOLFERT

-- We don't make mistakes at Harvard, Mr. Davies.

ASSISTANT

Except the time we admitted that girl who'd killed her mother.

Wolfert waves her out of the office. She leaves.

CAMPION

I'm a legacy --

Wolfert pulls up Campion's file on the computer.

WOLFERT

-- And you can't figure out why you didn't get in, is that it?

CAMPION

Yeah.

WOLFERT

-- Are you good at math, Mr. Davies? Judging by your SAT score, I'd say no. I'll explain. Harvard only accepts 2% of its applicants. That's one out of fifty.

CAMPION

I understand, but --

WOLFERT

-- I'm sorry, Mr. Davies, but there are some good colleges in Michigan.

CAMPION

But, where am I on the waitlist?

Wolfert hangs up the phone.

INT. OKEMOS ACADEMY - COMPUTER LAB - DAY

Every station is filled. CLACKETY CLACK of keyboards.

Campion walks in. Room goes SILENT, except for one person who continues to type.

NERD 1

There's a waitlist for a computer.

NERD 2 points at the sign above the door which reads:

DAVIES COMPUTER LAB. GIFT OF IKE DAVIES

Nerd 1 quickly moves from his computer.

CAMPION

Who runs the lab?

Like the Red Sea, they part to reveal STEVE, 18, black, typing at a keyboard.

He's cool and embodies that great equalizer that cuts across all lines -- ass kicking brains.

Campion approaches.

CAMPION

Excuse me.

STEVE

No.

CAMPION

I just need a minute. My friend Trevor told me about you.

STEVE

I'm not on the clock until three.

Campion stops Steve's hands on the keyboard.

CAMPION

It's important. Please.

ON STEVE...resigned.

STEVE

What's the magic word?

CAMPION

I just said the magic word.

STEVE

That ain't magic enough.

Campion gives Steve twenty bucks.

EXT. OKEMOS ACADEMY - DAY

Steve leans against the building. Campion paces.

STEVE

Why are you going to college anyway? Just go work in Daddy's company.

CAMPION

He's always said if I don't graduate from Harvard, I can't work for him.

STEVE

That's cold.

CAMPION

Five generations of Davies men have gone to Harvard. I'm not breaking the chain.

STEVE

What do you want from me?

CAMPION

I need you to hack into Harvard's admissions system.

STEVE

That's not hacking, that's cracking.

CAMPION

I never said anything about drugs.

STEVE

Not crack, cracking. Cracking's illegal. Hacking's artistry.

CAMPION

Have you ever wanted something so bad, you didn't know if you could live without it?

STEVE

Welcome to my life.

CAMPION

I just want to know where I am on the waitlist. No one's going to get hurt.

Campion pulls out five hundred dollars and holds it out to Steve.

Steve snatches the money.

STEVE

What time should I be at your house?

CAMPION

Maybe we should go to an internet cafe.

STEVE

You want to crack into Harvard in the middle of an internet cafe?

CAMPION

I don't want it traced to my house.

STEVE

You think I'm stupid enough to have it traced anywhere I don't want it traced?

Campion jots his address and hands it to Steve.

INT. CAMPION'S BEDROOM - NIGHT

Campion and Steve are at the computer. A tray of sandwiches is next to them.

On the screen, the Harvard logo. Steve gets to a screen that demands a password. Punches keys.

A list of files appears.

CAMPION

I didn't realize it would be this easy.

STEVE

It wouldn't for you.

Steve opens the WAITLIST FILE. A slew of names comes up.

CAMPION

I'm number three, that's great. All I need is three people to change their minds.

STEVE

Who'd turn down Harvard? It's not Duke.

CAMPION

Duke University?

STEVE

I was on their waitlist, but they called yesterday and told me I'm in. Not that I can afford to go there.

CAMPION

It's still impressive you got in.

STEVE

You're surprised, aren't you? You're like that jerk-off guidance counselor.

CAMPION

Mr. Shulsky?

STEVE

He thinks the only way a black man goes to Duke is on a basketball scholarship.

CAMPION

I don't like him either.

STEVE

(re: the waitlist)

Now what?

CAMPION

Move me to the accepted file.

STEVE

Nope.

CAMPION

I'll pay you more.

STEVE

It's not that. I can open files, but I can't alter them.

CAMPION

Are you sure?

Steve gets up. Campion sits and tries, but the computer locks up.

CAMPION

How do we look at the accepted students?

INT. HARVARD COMPUTER LAB - NIGHT

Behind the desk, an OFFICIAL GUY peruses screens. A red light blinks on the ADMISSIONS SCREEN. He dials a phone.

OFFICIAL GUY

We've got an unauthorized in the system.

INT. CAMPION'S BEDROOM - NIGHT

On screen, a list of accepted students with their names, SAT scores, hometowns. They're separated by state.

Campion scrolls down the list.

CAMPION

Here's the Michigan ones. This shows whether or not they've accepted admission.

STEVE

The decision deadline's a week away. Anyone who wasn't going to attend has already notified them.

CAMPION

How can it be a week away? I just got my letter.

STEVE

Accepted students were notified a month ago.

Campion continues scrolling.

CAMPION

There are still some Undecideds. Whoa, who knew so many kids scored over 2200 on their SATs?

STEVE

Didn't you?

CAMPION

Of course not.

(uncomfortable silence)

Did you?

STEVE

2220.

Campion highlights a student's application and opens it.

INT. HARVARD COMPUTER LAB - NIGHT

Wolfert, the admissions director we met before, paces back and forth while the official guy futzes with the computer.

WOLFERT

Trace that hacker.

OFFICIAL GUY

I don't know how, sir.

WOLFERT

Then get one of those goddamn MIT computer geeks.

INT. CAMPION'S BEDROOM - NIGHT

Campion holds printed documents.

CAMPION

This Debbie girl's app didn't print completely, neither did her personal statement.

STEVE

What do you need that for?

CAMPION

I've got a plan.

The screen goes black. A message comes up:

ATTENTION: THIS COMPUTER HACK IS BEING TRACED.

STEVE

Shit.

EXT. MANSION - NIGHT

Steve runs out. Campion follows.

CAMPION

Wait, I need two more files.

Campions holds up the documents.

CAMPION

I'm third on the waitlist. I need to get three accepted students to decline.

STEVE

That's your plan?

CAMPION

I belong at Harvard.

STEVE

Explain that to them, legacy.

CAMPION

You think I'm some smart, rich, white guy who's had it easy, don't you?

STEVE

I never said you were smart.

CAMPION

No, but you are. You could get back into their system.

STEVE

Of course, but it would take time. They're going to beef up security.

CAMPION

Would a week be enough time?

STEVE

For what?

CAMPION

A road trip. I can't sit home and just hope three people decline.

Campion pulls his checkbook out and writes a check. Hands it to Steve.

ON STEVE...amazed.

STEVE

$25,000? Are you crazy?

CAMPION

No, just desperate. And rich.

(re: the money)

That's your freshman year at Duke.

STEVE

Which leaves three years to pay for.

CAMPION

For every student you help me get to decline, I'll pay for another year.

STEVE

You can't be serious.

CAMPION

In a week you'll have your Bachelor's degree financed.

STEVE

All this for Harvard? It's just a school, man.

CAMPION

Anybody who thinks Harvard is just a school will never understand those who know it's not.

Steve grabs the check from Campion then warily shakes Campion's hand.

INT. HARVARD ADMISSIONS OFFICE - DAY

An MIT GEEK hands a paper to Wolfert.

MIT GEEK

He was good, but he left a trail. He accessed your waitlist, an accepted student's file, and he's from Michigan.

EXT. STEVE'S HOUSE - DAY

Steve throws his duffel bag in the back of Campion's Jaguar. Steve spies a slick laptop on the passenger's seat.

Campion starts the car.

STEVE

Wireless modem. At least you got that right.

CAMPION

Like I'd risk my Harvard future and not bring along the best laptop? Do you think I'm stupid?

Campion restarts the running car, and it makes that crunchy, grinding sound.

INT. CAR - DAY

Campion and Steve pass a sign that says:

WELCOME TO GRAND RAPIDS, MICHIGAN. MORE CHURCHES PER PERSON THAN ANYWHERE IN THE U.S.A. GOD BLESS AMERICA!

CAMPION

Where does she go to school?

STEVE

Bread and Wine Academy.

CAMPION

Party school.

STEVE

(reads from laptop)

Debbie Dell. Honor Society Treasurer, Chess Club, 180's? What's that?

EXT. BREAD AND WINE ACADEMY - DAY

The school's tucked away in the hills. Idyllic. Football field, tennis courts, 3-STORY CROSS.

Campion and Steve walk past a slew of students WHO ARE ALL SMILING.

INT. BREAD AND WINE ACADEMY - DAY

Campion approaches a SMILING GIRL, 16.

CAMPION

Where's the office?

SMILING GIRL

Praise God, it's right down the hall. I'll show you.

CAMPION

That's not necessary.

SMILING GIRL

No trouble. You're here for the millabout?

She leads Campion and Steve.

STEVE

The what?

SMILING GIRL

The millabout. To apply for next year?

CAMPION

Yes.

Smiling Girl stops in front of the office.

SMILING GIRL

Praise God.

(to Steve)

You'll be happy to know, if you're admitted you won't be the only African American student here. Jesus loves all colors.

STEVE

All God's chillun'!

SMILING GIRL

Praise God.

They walk in the office.

INT. ACADEMY OFFICE - DAY

A CHEERY RECEPTIONIST stops typing immediately.

CHEERY RECEPTIONIST

Praise God, welcome to the Bread and Wine Academy Millabout. How long will you be with us?

CAMPION

How long?

CHEERY RECEPTIONIST

You can go to classes with the students for up to one week.

(to Steve)

You'll be happy to know if you're admitted, you won't be the only African American student here.

STEVE

So I've heard.

CHEERY RECEPTIONIST

All races, creeds, and religions are represented here.

CAMPION

Jewish kids, too?

CHEERY RECEPTIONIST

All Christian religions, that is. Except Catholics. Fill out these forms, and wear these at all times.

She hands them fluorescent vests.

CHEERY RECEPTIONIST

Here's a list of classes, activities, and clubs. The Disciples have a home football game this Friday.

Campion looks over the list.

CAMPION

What are the "Forgiven Whores"?

CHEERY RECEPTIONIST

(whispers)

Those are fallen young ladies who have repented.

CAMPION

I'm looking for a friend who goes here. She's president of the "180's."

CHEERY RECEPTIONIST

You know Debbie Dell?

STEVE

What are the "180's?"

CHEERY RECEPTIONIST

Why don't you go to the meeting and find out for yourself?

CAMPION

They're not going to ambush us and force us to tell our darkest secrets are they?

CHEERY RECEPTIONIST

Of course not.

(beat)

That's the "Stonethrowers" club. Praise God.

Campion and Steve head out.

INT. CLASSROOM - DAY

Steve and Campion walk into the 180's meeting wearing their fluorescent vests.

DEBBIE DELL, 18, sits in front. She's every teacher's pet you've ever known.

Twenty students, including a black boy, fill the seats. A poster of Jerry Falwell hangs on the wall.

DEBBIE

Praise God, we have two millabouts joining us today. Welcome to the 180's. Would you give us your names?

CAMPION

I'm Campion and this is Steve.

DEBBIE

Welcome. Let's stand and recite our greeting.

The students stand.

180'S GROUP

Jesus is our savior

We say this everyday.

180's have a purpose

We'll fix you if you're gay.

DEBBIE

We do outreach to those unfortunates caught in the crazed thinking of same sex relationships.

STEVE

I thought homosexuality was genetic.

DEBBIE

Let's respond, group.

180'S GROUP

We'll never call them fags

Nor will we call them queers.

But 'til they come and join us

We cannot call them peers.

STEVE

This is crazy.

DEBBIE

Many of the homosexuals we work with have gone on to marry and bear children.

180 MEMBER

Praise God.

DEBBIE

Praise God. Let's close the meeting.

The group members join hands. Even Steve, reluctantly though.

180'S GROUP

We love all of God's people

Though some we may not like.

Let's thank Debbie, our leader

Our friend and former dyke.

EXT. PARKING LOT - DAY

Debbie walks with Campion and Steve.

DEBBIE

My mother suspected it when I was seven years old. I had a thing for Ellen DeGeneres right from the start. Then came summer softball leagues and the boycotting of floral clothing. By then, it was clear to everyone. Even me.

STEVE

Who "fixed" you?

DEBBIE

My mother's prayer group. It wasn't that difficult, since I've never had a sexual experience. After my conversion, I knew I could be of service to others, so I started the 180's.

CAMPION

Fascinating, but aren't you curious? You won't know you're fixed until --

DEBBIE

-- I'm fixed. If I weren't, I wouldn't go away to college. I'd need my church community around me.

CAMPION

Yeah, but until you have sex with a man --

DEBBIE

-- I'd never have sex before marriage. What would my future husband say?

STEVE

Thank God she's got experience?

CAMPION

Where are you going to school, Debbie?

DEBBIE

Harvard.

CAMPION

Is that a good idea? I hear Boston's a wicked party town.

They reach Campion's Jaguar. Debbie's impressed.

DEBBIE

There are many sinners in Boston, but Jesus will keep me safe. Besides, all the lesbians are at Wellesley.

Steve gets in the car.

DEBBIE

Come to my house for dinner tonight. You can meet the prayer group that helped me.

She jots her address and hands it to Campion.

DEBBIE

Praise God.

STEVE

May the force be with you.

ON DEBBIE...confused.

Campion gets in his car.

INT. CAR - CONTINUOUS

CAMPION

I need to get her a little gift for tonight.

STEVE

What? A guide to cunnilingus?

CAMPION

If she's really a lesbian, I'm helping her.

STEVE

Doesn't Christian fundamentalists converting homosexuals bother you?

CAMPION

Are you gay?

STEVE

No, I'm offended. Homosexuality isn't a disease to be cured. Don't you know that?

CAMPION

Of course I know that. But they don't.

Steve shakes his head.

CAMPION

Relax, I'm sure she's exaggerating about the "180's". They can't be that bad.

EXT. DEBBIE'S HOUSE - NIGHT

Campion and Steve pull up.

There's a gaggle of parked cars with Jesus figures on their antennas. The happy Jesus. The one where he's risen.

INT. DEBBIE'S HOUSE - NIGHT

Campion and Steve enter. Debbie waves them over.

Fifteen people sit in a circle around RON, 35. He's in a floral shirt and looks awfully well-groomed.

The group extend their hands over him. A pastor, FLOYD, 45, reads from the Bible.

FLOYD

"The truth shall set you free." Now let us pray for our lamb, Ron.

RON

Ronnie.

FLOYD

Not after tonight, fem boy.

INT. KITCHEN - CONTINUOUS

Debbie enters with Campion and Steve.

Debbie's mom, JOAN, 45, drinks wine from the bottle. She's obviously tanked.

Joan's a fire hydrant redhead with the lime-green stretch pants to go with it.

DEBBIE

Mom, these are the boys I was talking about.

JOAN

Praise God. You boys are applying to Bread and Wine?

CAMPION

We're thinking about it.

JOAN

It's a fine place to develop your intellectual and spiritual self.

(to Steve)

If you're accepted, you won't be the only African American student.

STEVE

Just how many are there?

DEBBIE

Including you? Two.

KIP, 26, enters.

KIP

We need more blood of Christ out here.

Joan hands him a bottle of wine.

INT. LIVING ROOM - NIGHT

Kip sits across from Ron.

KIP

Ron, I understand. I had my first homosexual experience with my boss in a Starbucks bathroom. I haven't drank lattes since.

JOAN

What an evil, evil man.

FLOYD

Sister Joan, let us pray, not judge.

KIP

I was afraid, because I enjoyed it, and --

DEBBIE

-- You thought you enjoyed it.

KIP

Right, I thought I enjoyed it.

(weakening)

What could be enjoyable about a Christian loving his fellow man?

Kip is getting TURNED ON. SO IS RON.

JOAN

You've painted a vivid picture of the wickedness of homosexuality.

Kip and Ron stare hungrily at one another.

FLOYD

But you're a new man, aren't you, Kip?

You met a young lady, and the two of you were wed in beautiful Las Vegas. Tell us about moral sex between a man and a woman.

KIP

(bored)

It's great. I love fondling her breasts.

FLOYD

(getting hot)

Naughty girl, tell us more about the naughty girl.

KIP

Her beautiful vagina. Whoopdy doo, the perfect place for my penis.

FLOYD

Tell us about the perfect place.

JOAN

Reverend Floyd.

FLOYD

(completely amped)

Praise God. Pass the communion.

Debbie passes a plate of Nilla wafers and a bottle of wine.

ON CAMPION...shocked and amused.

EXT. DEBBIE'S HOUSE - NIGHT

Joan waves to her departing guests. As cars drive away, the Jesus figures on their antennas rotate.

INT. DEN - NIGHT

Campion and Debbie look through her scrapbook. Outside a huge bay window, Kip and Ron talk.

Debbie shows Campion her Harvard acceptance letter. Steve approaches.

DEBBIE

You'll be a senior next year, right? Where do you want to go?

CAMPION

Probably Michigan State.

DEBBIE

You seem like the "state school in the Midwest pounding beers and rioting when your team wins the NCAA title" type.

No offense.

ON CAMPION...offended.

CAMPION

Most people couldn't turn their lives around the way you have, Debbie.

DEBBIE

Anyone can see the light if they truly desire it.

STEVE

Campion loves the light.

CAMPION

We should get going.

(to Debbie)

Thanks for being so nice.

He hands her a package.

CAMPION

Just a little something I picked up for you. See you at school tomorrow.

INT. DEBBIE'S BEDROOM - NIGHT

Debbie pulls out a Nelly Furtado CD and a fashion magazine with skimpy-dressed models.

Through the window behind Debbie, Kip and Ron make out.

INT. CAR - NIGHT

Campion starts the car.

CAMPION

Do you think what she said is true?

STEVE

About seeing the light? Absolutely. It happened to me.

CAMPION

What do you mean?

STEVE

Used to be a hellraiser. Now I'm not.

CAMPION

I actually meant when she said about me being a beer-drinking, state school type?

STEVE

It would make both our lives easier if you were.

Campion peels out of the lot.

INT. CLASSROOM - DAY

In their fluorescent vests, Campion and Steve sit in a Literature class. The bell RINGS.

Debbie comes to the door. Looks like she hardly slept last night.

CAMPION

You weren't in class this morning.

DEBBIE

I don't know what's happening to me, I feel so funny.

CAMPION

You don't look well. Should I take you home?

DEBBIE

Can we stop at the import CD shop first? I want to find "Furtado does Berlin."

Steve frowns. Campion grins and walks away with Debbie.

INT. DEBBIE'S BEDROOM - DAY

Debbie and Campion chug from a bottle of communion wine. There's another empty bottle on her bed.

Campion is hammered.

DEBBIE

I don't usually drink this, unless it's communion.

CAMPION

Jesus won't mind.

DEBBIE

I haven't had these feelings for a long time. I've been so careful.

CAMPION

Sometimes you can't help it. We are what we are.

DEBBIE

I am not homosexual. God made me in His image.

CAMPION

Maybe it's Her image.

Tipsy Debbie finishes the bottle then kisses Campion, hard.

DEBBIE

Make love to me. That'll prove I'm straight once and for all.

She unzips his pants.

CAMPION

But I thought --

She flops back on her bed and pulls Campion on top of her.

TIME CUT:

INT. DEBBIE'S BEDROOM - DAY

Campion is passed out beneath the covers. Naked. Debbie SOBS.

Campion stirs.

CAMPION

Debbie, what's happening? Why are you crying?

DEBBIE

Sex was terrible.

CAMPION

What? You mean we...?

Campion's surprised to discover he's naked.

DEBBIE

Now I have proof I'm a lesbian. Oh, God, what am I going to do?

CAMPION

Are you sure the sex was terrible?

DEBBIE

How could a benevolent God make something as disgusting as a penis? It's like a kielbasa.

Debbie notices Campion's proud look.

DEBBIE

Cocktail size kielbasa. That settles it. I can't go to Harvard now, I'm a fallen woman.

CAMPION

No you're not, you're a forgiven whore.

Debbie WAILS.

INT. CLASSROOM - DAY

Steve listens to the History lecture, "Satan and the New Deal."

Outside, Campion KNOCKS on the window and motions to Steve. Steve leaves class.

INT. CAR - DAY

A morose Campion sits in the driver's seat. Steve gets in.

CAMPION

Debbie dropped out. She just called Harvard.

STEVE

So why are you so bummed?

CAMPION

We had sex, and now she says she knows she's a lesbian.

Steve laughs.

CAMPION

Haven't you ever disappointed anyone in bed?

STEVE

No.

CAMPION

Okay, fine, Mr. 2220 on your SAT.

Campion starts the car and drives about a hundred yards in angry silence. He then pulls off the road again.

CAMPION

Maybe she's the one who's no good, and she doesn't know it.

STEVE

Maybe, but I can't believe you'd have sex with a girl to get her Harvard spot.

CAMPION

It wasn't my idea. It was hers. I had no choice.

STEVE

Whatever.

CAMPION

I'm just amazed she didn't like having sex with me.

STEVE

You keep talking about how it was for her. How was it for you?

CAMPION

Couldn't have been that great, I don't remember a thing.

Steve futzes with the laptop then hands it to Campion who scrolls down.

CAMPION

This is our next app?

STEVE

Yep, Greg Wells. A hockey player from Houghton, eh?

CAMPION

The personal statement is missing. Why does it leave out parts?

STEVE

To prevent crackers from doing what we're doing. I hope you've got a real plan this time.

CAMPION

I'm working on it. Let's get the third application, too.

STEVE

I can't go back in now after just breaking in. I can do some driving though.

CAMPION

Sorry, no one drives my Jag.

Steve shakes his head, as Campion drives away.

INT. ICE ARENA - DAY

Campion and Steve enter. A grizzly old-timer, HONIN, 60, throws skates on the counter.

HONIN

Open skate starts in twenty minutes, eh?

CAMPION

We're looking for a hockey player.

HONIN

Gretzky will be here tomorrow.

CAMPION

We're looking for Greg Wells.

HONIN

Scouts, eh?

STEVE

Wayne Gretzky?

HONIN

He's playing an exhibition game tomorrow night, eh?

CAMPION

Greg's playing in an exhibition?

HONIN

Why would Greg play in an exhibition with Gretzky?

CAMPION

How should I know? Where do I find Greg Wells?

Honin nods toward the game on the rink.

HONIN

On the ice, and there's ten other college scouts in the stands.

CAMPION

Which one's Greg?

HONIN

He'll be hard to miss, eh?

INT. ICE ARENA - BLEACHERS - DAY

Campion and Steve watch the heated play.

It's a beautiful thing, hockey. Ballet on ice, with fights.

A PEE WEE PLAYER jumps the boards and heads onto the ice.

The kid whips around, and scores. His team CHEERS.

Ten seconds later, the kid breaks away and puts another one in the net. More CHEERS.

STEVE

Look at that kid.

A fight breaks out. Not your blood and guts NHL fight, but still.

IT'S BETWEEN A BIG GUY AND THE KID!

The big guy loses his balance and falls to the ice.

Ref WHISTLES. The kid's teammates erupt with joy. Honin approaches.

HONIN

Pretty good, eh?

CAMPION

He'll be great someday. So where's Greg Wells?

HONIN

That's him, eh?

CAMPION

Greg Wells is a kid?

Honin laughs.

The "kid" takes his helmet off, and we see he's no kid. Greg's a DWARF. A dwarf with a beard.

STEVE

No way.

Greg turns and smiles. His two front teeth are missing.

EXT. LOCKER ROOM - DAY

Campion and Steve wait. GREG walks out. All 3'8" of him.

CAMPION

You're the hockey player going to Harvard?

GREG

Who wants to know?

CAMPION

We're scouts from --

STEVE

-- Michigan State.

CAMPION

Go blue.

GREG

Go green, you mean.

CAMPION

Blueish green. Kind of a teal.

GREG

You guys look pretty young to be scouts.

CAMPION

Good moisturizer. Why'd you pick Harvard?

GREG

I haven't yet, but my dad's making me. There goes my dream of a hockey career.

STEVE

You're not playing hockey at Harvard?

GREG

I couldn't play and keep up with my studies there.

CAMPION

Go to a university that's less demanding.

GREG

I wish.

CAMPION

Maybe if we talked to your dad.

GREG

You don't want to do that.

CAMPION

Why?

EXT. WELLS FARMHOUSE - DAY

A peaceful backyard landscape. Trees, sunshine, birds -- THE BARREL OF A RIFLE.

KABOOM!

Greg's father, OWEN WELLS, 45, lowers the gun. He's a dwarf too, but he probably wins most fights he's in.

OWEN WELLS

Everyone makes fun of little people. That's why Hollywood puts them in movies.

Owen walks toward the bush. Campion cautiously follows.

CAMPION

There's nothing funny about the way your son plays hockey, Mr. Wells.

OWEN WELLS

There was nothing funny about me, either. I was a PGA golfer who sank 40-foot putts, but people only laughed.

Owen pulls a DEAD CROW out of the bushes.

OWEN WELLS

I won't let Greg go through that.

Fifty yards away, Steve YELLS.

STEVE

But he won't have a chance to fulfill his dreams.

OWEN WELLS

(shouts)

Dreams are for fools. A degree from Harvard is the ticket.

(to Campion)

You boys can stay for dinner, but my mind is made up.

He walks away with the dead bird.

OWEN WELLS

You like fowl, don't you?

INT. WOLFERT'S OFFICE - DAY

The MIT Geek enters and hands Wolfert a paper with Greg Wells' name on it.

MIT GEEK

Give me a few days, and I'll find out who's doing this.

WOLFERT

I guess Techies are good for something.

The MIT Geek leaves.

INT. WELLS FARMHOUSE - DINING ROOM - NIGHT

Campion, Steve, Owen Wells, and Greg sit around the table.

MRS. WELLS, a 6-foot tall supermodel babe, carries a platter with a roasted bird on it.

Mrs. Wells notices the boys gawking at her. She ruffles her husband's hair and smiles.

STEVE

(whispering to Campion)

Man, she's gorgeous!

CAMPION

Mr. Wells must be super-sized where it counts.

EXT. WELLS FARMHOUSE - DAY

Campion, Steve, and Greg sit in a tree. Steve and Greg share a branch.

GREG

I've wanted to play in the NHL since I was four. We knew by then I was a dwarf.

STEVE

Must be rough.

GREG

The rough part is trying to live my life and keep my dad happy at the same time.

CAMPION

I hear you.

GREG

You do?

Campion gazes at the setting sun.

CAMPION

My dad's been telling me what to do my whole life.

GREG

Did he want you to be a college scout?

CAMPION

What?

(beat)

No, he doesn't like it.

GREG

How do you handle it?

Campion jumps out of the tree.

CAMPION

At some point you've got to stand tall and be your own man. As tall as you can anyway.

STEVE

You tell him, Camp.

GREG

It's different for me.

STEVE

Different how?

GREG

I'm afraid.

STEVE

Most of us are afraid.

GREG

Try being a dwarf and being afraid.

ON GREG...sad.

EXT. WELLS HOME - NIGHT

Campion and Steve walk toward the car. The Wells' family waves good-bye from the front door.

STEVE

Stand up and be your own man, huh? What kind of a man are you, Campion?

Campion unlocks the car and gets in.

INT. CAR - CONTINUOUS

CAMPION

Did Mrs. Wells give you that hotel address?

Steve hands Campion a piece of paper.

STEVE

I'm serious. What kind?

CAMPION

That's a stupid question, how's someone supposed to answer that? What kind of man are you?

STEVE

Angry, jealous, fearful, black --

CAMPION

-- I'm a Harvard man, alright.

STEVE

Why do you want to go to Harvard, Campion?

CAMPION

Davies men always --

STEVE

-- I mean, you. Why do you want to go?

CAMPION

Harvard's the best.

STEVE

The best for what?

CAMPION

Guaranteeing a future.

STEVE

Guaranteeing a future isn't the same thing as guaranteeing a life.

CAMPION

That's great advice from an angry, jealous, fearful, black man.

STEVE

Your dad's a multi-millionaire. What kind of guarantee do you need?

CAMPION

Maybe I don't want to ride my dad's coattails the rest of my life.

STEVE

Fine. Explain this to me. If you get Owen to let Greg play hockey at Harvard, how does that help you?

CAMPION

Obviously I don't want Greg to play hockey at Harvard.

STEVE

Right, you want him to play at MSU. Go teal.

CAMPION

Honin said there's ten scouts in town. He can play hockey anywhere he wants, except Harvard.

STEVE

And how will you get Owen to change his mind?

CAMPION

I won't, but I know someone who can.

INT. RADISSON HOTEL - LOBBY - NIGHT

Campion listens while two HIGH SCHOOL BOYS talk with the DESK CLERK.

DESK CLERK

If I have to tell you boys again, I'll call the manager.

BOY 1

We just want his autograph.

She picks up the phone. The boys leave, muttering.

BOY 2

You'd have to be dying before they'd tell you what room Gretzky's in.

INT. WAYNE GRETZKY'S ROOM - NIGHT

WAYNE GRETZKY sits next to Steve.

WAYNE GRETZKY

What kind of cancer is it, Steve?

Campion wipes Steve's face with a towel.

CAMPION

Brain. That's why he gets the facial sweats.

(to Steve)

But you're going to be okay, aren't you, buddy?

(to Wayne)

My other friend, Greg, he's not so lucky with his cancer.

Beautiful JANET GRETZKY walks out.

JANET GRETZKY

He's going to die?

Campion nods.

CAMPION

It's always been his dream to play hockey with you, Wayne.

WAYNE GRETZKY

I'm happy to do anything for the "Make a Wish" Foundation.

WAYNE GRETZKY hands Steve an autographed jersey and stick.

WAYNE GRETZKY

I'll talk to the coach tomorrow.

(to Steve)

Can I do anything else for you?

STEVE

(tight)

Campion's done enough by bringing me here.

EXT. RADISSON HOTEL - NIGHT

Steve storms to the car carrying his jersey and stick. Campion tries to catch up.

CAMPION

It's the "Make A Wish" foundation. Harvard's my wish.

STEVE

I'm wishing for a boxing ring and a pair of gloves.

CAMPION

What do you want to do, rumble?

STEVE

Very lame about the cancer bit, man. I'm tired of your stupid talk.

CAMPION

I said one thing, and I'm sorry. Maybe cancer wasn't the best thing to --

STEVE

-- That's not the first stupid thing you've said to me.

CAMPION

What are you talking about?

STEVE

Scholarship cases? Does that ring a bell?

CAMPION

No.

STEVE

You don't remember? I walked by you in the hall in December, and you were telling someone that scholarship cases at our school were lowering the school's average SAT scores.

CAMPION

You're pissed at me for a comment I made four months ago?

STEVE

I don't like being looked down at by a punk who never worked a day in his life.

CAMPION

I've worked a day in my life. Besides, the joke's on me. You scored 600 points higher on your SAT than I did.

Steve warms up, takes windmill arm swings, etc...

STEVE

The joke is on you, because I'm gonna teach you a lesson. I'll give you to the count of three. One, two...

CAMPION

I'm not going to fight you.

STEVE

Three.

Steve winds up and blasts toward Campion's face. Stops an inch from Campion's nose. Campion never flinches.

STEVE

Aren't you going to duck or something? I can't hit a guy who just stands there.

CAMPION

I don't know how to fight.

STEVE

You've never seen a boxing match?

CAMPION

I've seen Rocky.

Steve approaches Campion and adjusts Campion's left hand in front of his face in a boxer's stance.

STEVE

Guard with your left and hit with your right. You're right-handed, right?

Campion nods.

Steve starts the boxing shuffle. Air jabs while he circles Campion.

STEVE

See how I'm dancing around? You've got to anticipate my moves and hit me before I hit you.

CAMPION

You're teaching me how to fight, so we can fight?

Deflated, Steve leans against the car.

CAMPION

I'm sorry about the cancer thing, Steve. I had no choice, and it seemed like a good idea.

STEVE

Your good ideas are killing me.

CAMPION

We've just got to play it out. Remember, we're getting closer to our dreams.

Resigned, Steve gets in Campion's car.

INT. ICE ARENA - RINK - NIGHT

The place is packed. Gretzky and other retired NHLer's are giving them a show.

Mr. and Mrs. Wells and Steve sit behind the team box. Game's tied, with five minutes left.

INT. ICE ARENA - TEAM TUNNEL - NIGHT

Greg, poised to play, stands ready to enter the arena. Campion's behind him.

GREG

Remind me why I let you talk me into this.

CAMPION

Because this is the chance to show your dad people won't laugh.

GREG

These are retired NHL players, they're way out of my league. Does Gretzky know I'm a dwarf?

CAMPION

He won't care.

GREG

You didn't tell him?

CAMPION

I've known Gretzky since he played in Detroit, and --

GREG

-- Gretzky didn't play in Detroit.

CAMPION

Whatever.

Campion hustles him along.

INT. ICE ARENA - RINK - NIGHT

Campion and Greg join Steve and Mr. and Mrs. Wells. Gretzky skates up to the box.

WAYNE GRETZKY

(to Greg)

I'm getting tired out here. We could use your help, Wells.

Gretzky skates away.

CAMPION

Are you waiting for a printed invitation?

OWEN WELLS

Greg, what's going on? Why are you in your gear?

Greg's about to jump the boards, then he stops.

GREG

I can't. I'd rather give up than fail.

CAMPION

There's no way you'll fail.

GREG

How can you be so sure?

CAMPION

Because if you fail, I fail.

Campion picks up Greg and tosses him on the ice. People LAUGH and point.

ON OWEN WELLS...horrified.

Shocked players stare. Greg races after the puck and then SCORES! Crowd goes wild.

Gretzky skates by and gives Greg an "Attaboy" stick whack, then HEADS FOR THE BOX.

Campion spritzes Steve's face with a water bottle. Gretzky notices Steve wiping his face and smiles sympathetically.

Greg scores again. Crowd, ecstatic. NO ONE LAUGHS.

In the stands, Janet Gretzky talks to her FRIEND.

JANET GRETZKY

Hard to believe he's only got three months to live, isn't it?

TIME CUT:

INT. ICE ARENA - RINK - NIGHT

BUZZER SOUNDS, and Greg and Gretzky celebrate their victory.

WAYNE GRETZKY

Cancer or no cancer, you're a great player, Wells.

GREG

What?

Players hoist Greg and skate him to the box. Gretzky skates over to Campion and Steve.

WAYNE GRETZKY

Steve, I'll be praying for you. I'm glad to know you've got a friend like Campion.

STEVE

Lucky me.

Gretzky skates away.

Owen leans toward Campion and Steve, and an ATHLETIC MAN in a suit eavesdrops.

OWEN WELLS

You boys are right. If Greg wants to play hockey instead of going to Harvard, he should do it. We'll take that MSU scholarship.

Steve puts his arm around Campion's shoulder.

STEVE

You've got that scholarship paperwork, don't you, Campion?

Owen hops to the ice and races toward Greg.

WISTFUL, Campion stares at the hugging father and son.

The Athletic Man sidles over.

ATHLETIC MAN

I want Wells to play for us at Notre Dame. I know you're going to put up a fight --

GREG'S POV...Campion shoves the Athletic Man onto the ice toward Greg.

A host of other scouts follow, swarming Greg with scholarship paperwork.

Campion and Steve book out of the arena.

CAMPION

Two down, one to go.

INT. MOTEL ROOM - NIGHT

Steve futzes with the laptop.

INT. BEDROOM - NIGHT

Wolfert's in freaky pajamas. He grabs the ringing phone.

INT. MIT COMPUTER LAB - NIGHT

The weary MIT Geek is on a cell phone.

INTERCUT PHONE CONVERSATION.

MIT GEEK

I'm still not sure who's doing this, but he's from Lansing, Michigan. This guy's good, but he won't get a file this time.

WOLFERT

Whose file is he trying to get?

MIT GEEK

A girl named Rosa Villegas who's also from Lansing.

WOLFERT

Let him in.

MIT GEEK

The cracker?

WOLFERT

I'm going to show up and surprise our little friend.

MIT GEEK

Are you sure you want me to let him in? I thought --

WOLFERT

-- I'll do the thinking. You, back to your trade school.

Wolfert hangs up and turns out the light.

INT. MOTEL ROOM - NIGHT

Steve's on his twin bed with the laptop, and Campion walks out of the bathroom.

CAMPION

No way.

STEVE

Right there. Lansing, Michigan, 857 Lindbergh Drive.

CAMPION

My house is 855. This Rosa's my next door neighbor?

Steve shrugs.

CAMPION

And you said it was going to be hard.

ON STEVE...puzzled.

STEVE

It should have been.

Campion slides into the other bed and stares out the window.

STEVE

I thought you'd be happy. Duck number three and all.

CAMPION

Yeah.

(beat)

He sure is a good hockey player.

STEVE

Greg?

CAMPION

Him too, but I was talking about Gretzky.

STEVE

The best.

CAMPION

Wayne says he succeeded because of his dad.

STEVE

Walter Gretzky put a rink in his backyard when his sons wanted to play hockey.

CAMPION

Did your dad play sports with you?

STEVE

Got no dad, got no mom, but I've got a grandmother, and she played basketball with me at the park. You?

CAMPION

Little league. One year.

STEVE

Why only one?

CAMPION

I was eight, and I hit what seemed like a homerun. At third my coach held me up, but my dad was waving me home.

STEVE

Did you score?

CAMPION

I stayed on third. But my dad told me later I'd disappointed him, and I better not do it again.

STEVE

It's never too late to pick up the bat.

CAMPION

I think if I get into Harvard, I can hit that homerun and show my dad I'm the son he's always wanted.

STEVE

Is he the father you've always wanted?

ON CAMPION...contemplating this.

CAMPION

I've got to try, Steve. It's my only chance.

STEVE

Whatever, it's your life.

CAMPION

So to speak.

INT. CAR - DAY

They're parked in front of Campion's house. Campion starts the engine.

STEVE

Why are we driving? Let's walk.

CAMPION

If my parents see my car, they'll know I'm back in town.

Campion pulls away.

CAMPION

Besides, a next door neighbor isn't right next door around here.

STEVE

What do you mean?

We watch Campion's car head over the horizon.

TIME CUT:

INT. CAR - DAY

Campion pulls in front of the next house.

CAMPION

I don't get it. This is the next house, but it's 861.

STEVE

We must have passed it.

Campion grabs the laptop and frantically punches buttons. Pitiful whistle and the laptop dies.

STEVE

Maybe the gods have decided you don't belong at Harvard.

Campion slams it shut.

CAMPION

We'll go to my house and use my computer.

STEVE

I thought you didn't want your parents to catch us?

EXT. DAVIES MANSION - DAY

Campion shimmies through a hedge. A branch smacks into his face. Steve follows.

They emerge, scratched and bleeding, and sprint to his house.

Campion points to a window on the second floor.

CAMPION

That's my bedroom. We just have to find a way to --

Steve pats Campion's arm and points at a small sign with "857" and an arrow pointing behind the house.

They follow a walkway. Way back, a tiny house.

CAMPION

What's this?

STEVE

You're the one who lives here.

Campion approaches the house. "857" is above the door.

STEVE

Welcome to Casa Rosa Villegas.

Campion knocks on the door.

A teenager, PETRA, 15, answers the door. She's in a beautiful white dress.

CAMPION

Are you Rosa?

PETRA

That's my sister.

CAMPION

Can I talk to her?

She runs from the door calling for her mother. Commotion in the house.

Josefina comes to the door.

JOSEFINA

Mr. Davies, what can I do for you?

ON CAMPION...confused.

CAMPION

Josefina, what are you doing here?

Lourdes opens the door wider.

LOURDES

What are you doing here?

CAMPION

I'm trying to find Rosa Villegas.

LOURDES

I'm Rosa.

CAMPION

No you're not, you're --

LOURDES

-- Lourdes. That's my middle name. My family calls me that.

CAMPION

You live here?

LOURDES

Yes, these are the servants' quarters. We're the servants. What do you want, Campion?

JOSEFINA

(in Spanish)

Shame on you, Lourdes. Call him Mr. Davies.

LOURDES

(in Spanish)

I'm not calling him Mr. Anything.

Steve laughs, obviously understanding Spanish.

CAMPION

A piece of your mail came to our house. One of those credit card things.

He stands there stupidly. Petra joins them at the front door.

LOURDES

Just toss it.

Campion doesn't move.

JOSEFINA

Would you like to come in, Mr. Davies?

CAMPION

I don't think so.

STEVE

(in Spanish)

That's a beautiful dress.

PETRA

It's for my quinceanera.

STEVE

Congratulations.

LOURDES

You're a friend of his?

STEVE

I wouldn't go that far.

CAMPION

I should be going.

JOSEFINA

Thank you, Mr. Davies. Have a good day.

They close the door. Steve bursts into laughter.

CAMPION

What's so funny?

STEVE

For starters, your housekeeper's daughter got into Harvard and you didn't.

Campion sneaks around Lourdes's house and sinks to the ground beneath an open window.

STEVE

What are you doing?

CAMPION

Quiet, I just heard "Harvard." What are they saying?

Voices waft from inside.

THE FOLLOWING IS IN SPANISH.

JOSEFINA

If he's good enough to go to Harvard, so are you.

LOURDES

You said you'd wait until Friday to make your decision.

JOSEFINA

Tomorrow is Friday. I will talk with your uncle about it at the quinceanera, and we will decide what is best for you.

LOURDES

Why brag about my MSU scholarship to Mrs. Davies if it's not good enough for me?

JOSEFINA

She was waiting for her son's acceptance. How could I tell her my daughter had been admitted to Harvard three months before?

CAMPION

What's she saying?

STEVE

I can't hear when you're talking.

JOSEFINA

I want a better life for you and Petra. I don't want you doing people's laundry.

STEVE

Amen.

CAMPION

Are they praying?

It goes quiet in the house. Someone comes toward the window. Campion and Steve run away.

Lourdes watches them.

JOSEFINA

What is it?

LOURDES

Rats.

Campion and Steve reach his car.

CAMPION

What did she say?

STEVE

She said you should let me drive.

CAMPION

Not a chance. Seriously, what did she say?

STEVE

She said she hates doing your laundry.

CAMPION

What's wrong with my laundry?

STEVE

You don't get it, do you?

They get in the car.

INT. CAR - CONTINUOUS

Campion drives.

CAMPION

What I get, is that I have to get Lourdes to Michigan State, and I don't have a clue how to do it.

STEVE

You, clueless? I don't believe it.

CAMPION

I'm tempted to let her come to Harvard with me. God, she's pretty isn't she? What am I gonna do?

STEVE

Crash her sister's quinceanera.

CAMPION

What the hell's a King-Zing-Dera?

STEVE

Quinceanera. It's a coming of age celebration for 15-year old Hispanic girls. A Mexican Bat Mitzvah.

CAMPION

What's a Bat Mitzvah?

STEVE

Oy vey. Josefina told Lourdes she'll be making the decision tomorrow after talking with Lourdes's uncle at the quinceanera. So go to the quinceanera and woo her.

CAMPION

Woo Lourdes?

STEVE

Woo Josefina. What does every poor Catholic mother want her daughter to do?

CAMPION

Marry a priest?

ON STEVE... defeated.

STEVE

Marry a rich Catholic boy.

CAMPION

I'm not Catholic.

STEVE

So?

A smile creeps across Campion's face.

INT. IMMACULATE HEART OF MARY CHURCH - CONFESSIONAL - DAY

Lourdes leans toward the screen-like window where a shadowy priest is visible.

LOURDES

Forgive me Father, for I have sinned. It's been three weeks since my last confession.

Her voice sounds different.

PRIEST

What do you want to confess, my child?

LOURDES

Father, I can no longer service Father Edgar.

PRIEST

What?

LOURDES

He forces me to spank him in exchange for Snickers bars. I don't even like Snickers though I don't mind the spanking.

The priest tumbles out of the booth, whips open Lourdes's door.

LOURDES

Should I say five Hail Mary's?

PRIEST

This isn't funny, Lourdes. You're going to give me a heart attack.

She bursts into laughter.

INT. PRIEST'S ROOM - DAY

Lourdes sits on a couch. The priest emerges from the back. He smokes.

LOURDES

She will only listen to you, Uncle Carlos.

PRIEST/

FATHER CARLOS

Why don't you want to go to Harvard?

LOURDES

I have to explain to my Mexican family why I want to stay around my Mexican family?

FATHER CARLOS

Those are the old ways, Lourdes. Nothing is sacred, anymore.

LOURDES

Including Harvard. I've gotten a scholarship to Michigan State and been hired as a teaching assistant, but no one cares about that.

He sits by her.

LOURDES

I have to go to Harvard because of Grandma, and it's not fair.

FATHER CARLOS

No one's forcing you to do anything, Lourdes. As if anyone could.

LOURDES

I don't want to go there and never have. The stupid guidance counselor made me apply.

She cries.

FATHER CARLOS

This will work out, I promise. God will find a way.

She stamps his cigarette out.

LOURDES

Will God help you quit smoking?

FATHER CARLOS

Doubtful. The Vatican has stock in Philip-Morris.

EXT. IMMACULATE HEART OF MARY (IHM) PARISH - DAY

Campion and Steve drive into the parking lot. They exit the car and approach the church doors.

STEVE

Try not to make a fool of us.

CAMPION

Relax.

They enter.

INT. IHM PARISH - CONTINUOUS

Campion sees a holy water font. He sees a man dip his hand in and raise it toward his face.

Campion dips his hands in the font and tastes it. Then wipes it across his chin like aftershave.

Steve firmly guides Campion toward a back pew.

Lourdes's family and friends are at the front for Petra's quinceanera mass.

Everyone kneels. Campion drops the kneeler, and it SLAMS.

Everyone in the front turns. Campion and Steve duck.

LOURDES'S POV

She sees Campion and Steve's white and black hands gripping the pew. Slowly they rise and see her staring at them.

Pissed, Lourdes turns back toward the front.

The service is in Spanish.

Father Carlos, in a purple vestment, gives his homily as Petra kneels in her beautiful white dress.

Petra lays a bouquet at the foot of a statue of Mary.

TIME CUT:

INT. IHM PARISH - DAY

People line up to take communion. An usher comes back to get Campion and Steve.

Campion files out of the pew and motions Steve to follow. Steve shakes his head No.

STEVE

What are you doing?

CAMPION

Snacking, apparently.

ON THE USHER...impatient. Everyone else is back in their pews. At the front, Father Carlos waits for Campion.

Campion walks toward him. Campion's the only Anglo there.

He steps in front of Father Carlos who holds the host.

FATHER CARLOS

The body of Christ.

CAMPION

Which part?

Father Carlos smiles. Lourdes does too, in spite of herself.

A young boy does a goofy little dance and encourages Campion to do the same. Campion imitates him in front of Father Carlos.

The congregation chuckles. Father Carlos scowls at the boy. His mother whacks him on the head.

Lourdes crosses her arms in front of her chest and motions Campion to do the same.

Campion is confused, but Father Carlos nods Yes. Campion imitates Lourdes.

Father Carlos blesses him, making the sign of the cross over Campion's head.

CAMPION

Thanks.

Campion walks back and slides into the pew.

INT. IHM PARISH HALL - NIGHT

The mother of all fiestas.

A buffet of tamales, carnitas, tortillas, and salads blankets a table near the back.

A beautiful white cake with real pink roses sits on a small table next to the buffet.

A mariachi band in colorful regalia plays "Linda Quinceanera."

Petra and her chambalane (male escort) dance a waltz, as the fourteen other chambalanes and damas (females) do the same.

Lovely.

Campion sits with Josefina and Father Carlos.

Lourdes and Steve observe from over by the bar.

FATHER CARLOS

How long have you been thinking about converting, Campion?

CAMPION

Quite awhile, it's not a decision I take lightly.

FATHER CARLOS

Nor should you. What attracts you to Catholicism?

CAMPION

The virgins. The Virgin Mary, I mean. I'm a big fan of hers.

Father Carlos and Josefina stare blankly.

CAMPION

I feel called to Catholicism.

JOSEFINA

Have you talked with your mother about it?

CAMPION

I thought you could help me with that, Josefina, since my mom loves you so. And I do too, of course.

JOSEFINA

I was in the delivery room when you were born.

CAMPION

Really?

JOSEFINA

Your father was away on business. The doctor handed you to me, and I handed you to your mother.

ON CAMPION...struck by this.

JOSEFINA

And somewhere in your mother's hope chest, is the baby cap I knitted for you. You wore it for four months.

CAMPION

I liked it that much?

JOSEFINA

You had a head shaped like a parking cone.

Petra's chambalane approaches Josefina. Father Carlos leaves.

JOSEFINA

But yes, you did like that cap.

The chambablane escorts Josefina to a chair in the middle of the floor.

The music rises, and the chambalanes separate from their damas to link arms and form a bridge for Petra to step upon.

The damas hold Petra's hands, as she walks to her mother.

Lourdes and Steve approach Campion.

LOURDES

Do you always show up places uninvited?

Campion sidles up next to her. There's no denying the chemistry between these two.

CAMPION

Should I leave?

LOURDES

Au contraire.

CAMPION

God, it's sexy when you speak Spanish.

She pulls a bottle of tequila out of her bag. A worm is at the bottom.

STEVE

Arriba.

TIME CUT:

INT. IHM PARISH HALL - DAY

Quebradita songs continue in the background.

People surround Campion, cheering and clapping, as he drinks the last of the tequila.

The worm follows, and Campion swallows. Our boy is drunk.

LOURDES

Legend has it a man will never be the same after swallowing the worm.

CAMPION

A man could never be the same after looking at you.

He teeters, trying to look in her eyes.

CAMPION

When are they going to play some real Mexican music?

LOURDES

Real Mexican music?

CAMPION

Yeah, Santana, J-Lo.

STEVE

Maybe tequila wasn't a good idea.

CAMPION

Lourdes, dance with me.

LOURDES

I'm woozy from the tequila, Campion. Better ask someone else.

CAMPION

Then I'll dance with the woman who knitted my baby cap.

Campion wanders to where Josefina sits with her family.

CAMPION

Mrs. Villa, Villa...

JOSEFINA

Villegas.

CAMPION

Right. Would you give me the pleasure of a dance?

Josefina heads to the dance floor with Campion.

AMUSED, Steve and Lourdes approach the family table and sit.

Campion makes a valiant attempt, but he's not a good dancer to begin with, and the tequila ain't helping.

Other couples move slowly on the floor. Campion pulls away from Josefina and gestures to the MARIACHI SINGER.

CAMPION

Excuse me, Garcon?

MARIACHI SINGER

Garcon?

The band stops playing.

CAMPION

I think I speak for everyone when I say we're ready to liven things up a bit.

Campion looks to Petra. She shakes her head Yes.

MARIACHI SINGER

Do you have any suggestions?

CAMPION

How about that song, la barber?

Campion hums a clumsy rendition of "La Bamba."

MARIACHI SINGER

I don't know that one. Maybe you could help us out?

People in the hall stop their conversations, as Campion totters up the steps to the stage. Takes the microphone.

CAMPION

Bababababa, la baba.

He's got the tune right, but the band members look to one another, confused.

Someone hands Campion maracas. Big mistake.

MARIACHI SINGER

Maybe a few more bars, and we'll get it.

CAMPION

Bababababa ba baba, messy city, oh pork oh, no masas.

MARIACHI SINGER

I don't recognize that. Do you Javier?

JAVIER

Sounds vaguely familiar.

The crowd snickers.

CAMPION

So, so soy mayonnaise, so so soy mayonnaise, por cap the top, por cap the top...

The crowd bursts into laughter. Especially Lourdes.

CAMPION

Por cap the top.

Campion looks around awkwardly. He stumbles his way offstage. Stops in front of Petra who's next to Lourdes.

CAMPION

(genuine)

I'm sorry.

ON LOURDES...touched.

Campion walks toward the back, in silence.

Then, the familiar opening guitar riff of "La Bamba."

MARIACHI SINGER

Perhaps you mean this song, senor?

The singer blasts into the correct lyrics to "La Bamba" and everyone fills the floor, dancing, laughing, and cheering.

Campion gets the joke and laughs along with them. Rushes up to a smiling Steve and Lourdes and drags them to the floor.

Everyone's having a ball. Especially Campion.

Until he passes out.

INT. FATHER CARLOS'S BEDROOM - NIGHT

Campion's on the bed. Father Carlos, Lourdes, and Steve look at a photo album.

Campion stirs.

FATHER CARLOS

She didn't grow any hair until she was three months old. Her head was like a cue ball.

LOURDES

My head was not like a cue ball.

Father Carlos points at another picture.

FATHER CARLOS

This is when she was four.

Lourdes takes a close look at the picture of her and a little boy in a sandbox.

LOURDES

Is that him?

Father Carlos nods Yes.

STEVE

Him who?

LOURDES

Campion.

Lourdes hands the photo to Steve. Campion rouses himself.

LOURDES

My mom used to bring me to work with her. Campion and I would play in his sandbox.

STEVE

He looks so innocent. Is that possible?

LOURDES

I don't know about that. He was the first boy to kiss me, and he didn't wait to ask.

CAMPION

What is it? Let me see.

Campion sits up then collapses in agony.

FATHER CARLOS

I'll get you some aspirin.

He leaves.

CAMPION

Remind me never to drink tequila again.

LOURDES

It's not the tequila, it's the worm. And what makes you think I'll be around long enough to remind you of anything?

STEVE

I'm getting something to eat.

Steve hands the photo to Lourdes and leaves.

LOURDES

Fess up, Davies.

CAMPION

Excuse me?

Father Carlos enters with the aspirin.

LOURDES

I'll take his confession from here, Father.

He hands her the aspirin and leaves again.

She sits dangerously close to Campion on the side of the bed. A sexy, flirtatious move, to be sure.

CAMPION

Did we really used to play in my sandbox?

Lourdes holds the picture for Campion to see. He gazes at it then takes the picture in his mouth and tosses it.

LOURDES

Tell me the truth, Campion.

CAMPION

About what?

LOURDES

What are you doing here?

CAMPION

I have to do a report on quinceaneras, so I wanted to come to one.

LOURDES

The truth or no aspirin.

CAMPION

I've taken your mother for granted for years, and I want to make it up to her.

LOURDES

One more chance.

ON CAMPION...genuine.

CAMPION

I remember the first time I kissed you.

LOURDES

You only remember, because I dumped a bucket of sand on your head afterward.

CAMPION

It was still the best kiss I've ever had.

LOURDES

Three strikes, you're out.

Earthquake quick, Campion rolls her over and hovers above her.

CAMPION

Homerun, wouldn't you say?

LOURDES

Not even close.

He leans closer, closer.

CAMPION

Too bad we never got a chance to play doctor.

Nice try. Lourdes moves Campion off her and sits up.

CAMPION

So why did you stop coming around?

LOURDES

Your father didn't like you playing with the housekeeper's daughter.

CAMPION

He's not here now.

LOURDES

Are you sure about that?

She turns to him, seemingly ready for him to kiss her.

ON CAMPION...as sincere as we've ever seen him.

CAMPION

You are so beautiful.

Just brushes her lips.

LOURDES

I know you got waitlisted at Harvard.

Pssshewww...deflation.

CAMPION

You lied to me. You found my waitlist letter in the hamper.

LOURDES

You said you were looking for your homework. You've been lying to everybody.

He moves away from her.

CAMPION

What did you do with my letter?

LOURDES

I put it in your desk drawer.

CAMPION

Thanks, now someone else can find it and complete my humiliation.

LOURDES

I put it in the bottom drawer under a pile of notebooks. Someone would have to be snooping to find it. Now what are you doing here?

CAMPION

My dad --

LOURDES

-- Don't tell me your dad wanted you here.

CAMPION

-- My dad's going to kill me for not getting into Harvard.

EXT. FATHER CARLOS'S BEDROOM - CONTINUOUS

Josefina approaches the door and gently pushes it open a bit.

INT. FATHER CARLOS'S BEDROOM - CONTINUOUS

Neither Campion nor Lourdes notices Josefina listening outside the door.

LOURDES

Tell him the truth. He'll understand.

CAMPION

Like your mom understands?

Lourdes cries.

ON JOSEFINA...sad. She enters the room.

JOSEFINA

I was eight years old, and my mother and I were crossing the border when the truck ran out of gas. We walked in the summer heat. No food, no water. My mother collapsed.

CAMPION

At least you guys made it here. All's well that ends well.

JOSEFINA

My mother died that day.

ON CAMPION...embarrassed.

LOURDES

I'll go to Boston, Mom. I'm sorry I've been so selfish.

Josefina strokes Lourdes' hair.

JOSEFINA

There's nothing selfish about wanting to live your life, Lourdes. Go to Michigan State if that's what you want.

LOURDES

But Grandma died making sure I'd have the chance to go to Harvard. I have to go.

JOSEFINA

Your grandma died making sure you'd have a chance to go anywhere.

(beat)

Be happy, Lourdes. That's all any parent wants.

CAMPION

Oh, they want a few more things than that.

Josefina kisses Lourdes and then kisses Campion.

JOSEFINA

You are a good boy, Campion.

He leaves.

Lourdes gazes at the sandbox picture of her and Campion.

INT. IHM PARISH HALL - NIGHT

Steve finishes a plate of food, as workers clean up. Campion approaches.

STEVE

Did you try these tamales? Unstoppable.

Steve notices Campion's somber mood.

STEVE

You couldn't get Lourdes to drop out?

CAMPION

I did. She's going to Michigan State.

Campion hands Steve a check. Steve takes it.

STEVE

How'd you get her mom to agree to it?

CAMPION

Something about freedom to make your own choices.

STEVE

Good for you. You got what you wanted.

CAMPION

You and I make a good team.

STEVE

We're not a team, Campion.

CAMPION

What do you mean?

STEVE

Nothing. I think it's great you bumped a minority out of Harvard.

CAMPION

She didn't even want to go there.

STEVE

So why did you keep up the lie?

Steve gets up and walks out. Campion follows.

A DIRTY HOMELESS MAN sitting in a pew stares at Campion and Steve who continue to argue while they walk down the aisle.

CAMPION

Don't cast stones, Steve. You're no saint.

STEVE

I never said I was, but now that you've gotten exactly what you set out to get, don't pull the tortured martyr routine.

CAMPION

Who's the tortured martyr? You can't cash the checks then complain the work was beneath you.

STEVE

Who's cashed the checks?

CAMPION

If you're convinced I'm a greedy, white capitalist, Steve, give up the money.

Steve goes for his wallet then stops.

CAMPION

Steve, you want a great education as much as I do, and now that you've got the money for Duke, you understand.

STEVE

This money isn't for Duke, you idiot.

CAMPION

What are you talking about?

STEVE

My grandmother is buried under credit card debt at 29 percent interest. She's gonna go bankrupt and lose her house.

CAMPION

I'm all for rescuing Grandma, but isn't her debt her problem?

STEVE

Except she went into debt paying my Okemos Academy tuition.

CAMPION

I thought you were on scholarship?

STEVE

So did I, but my grandmother was too proud to ask for a scholarship. Then when she fell behind, she was too embarrassed to tell the truth. Must be easy for you to understand that.

CAMPION

Where are you going to college?

STEVE

Michigan State. Where else do townies go?

Steve heads out.

CAMPION

Don't you want a ride?

STEVE

I'd rather take the bus.

The homeless man genuflects and leaves.

Father Carlos emerges from the shadows. He opens the door to one of the confessionals and beckons Campion.

CAMPION

I'm not Catholic, so I don't know how this works.

FATHER CARLOS

I am Catholic, and I don't know how this works.

Campion enters his side of the confessional, and Father Carlos enters his.

INT. IHM PARISH - CONFESSIONAL - NIGHT

Father Carlos opens the little window, leaving only a small screen between himself and Campion.

CAMPION

What do I do?

FATHER CARLOS

Talk about whatever is troubling you, and I will listen for as long as you need me.

Campion takes a breath and begins. Father Carlos nods.

TIME CUT:

INT. IHM PARISH - CONFESSIONAL - NIGHT

Campion continues to talk, while Father Carlos sleeps.

TIME CUT:

INT. IHM PARISH - CONFESSIONAL - DAY

Campion finishes. He bumps against the confessional wall which wakes Father Carlos.

CAMPION

So I never told Lourdes I wanted her Harvard spot. The worst thing is, I think I love her, but I really screwed her. Figuratively, I mean. Now I don't know what to do.

Father Carlos wipes crusty drool from his chin.

FATHER CARLOS

That's a tough one.

CAMPION

Aren't you going to tell me what to do?

FATHER CARLOS

Hail Mary's don't apply, because you're not Catholic. I have an idea though. Pick one person to be honest with and follow it through.

CAMPION

Don't you have any other ideas?

FATHER CARLOS

And Campion, choose that person carefully.

EXT. STEVE'S HOUSE - DAY

Campion, Gretzky stick and jersey in hand, knocks on Steve's door.

Steve opens it.

CAMPION

You forgot these.

STEVE

No, I didn't.

Campion sets them on the porch.

CAMPION

Is this your Grandmother's house?

STEVE

You know it is. You picked me up here a week ago.

CAMPION

Seems like ages ago. Can I come in?

STEVE

What for?

CAMPION

What did you expect me to do? I had no choice. I have to go to Harvard.

STEVE

You keep saying you had no choice. You've always had a choice, Campion, and you chose to lie. To everybody. And it worked. You got what you want.

CAMPION

No, I didn't. I want Lourdes.

STEVE

I can't help you with that.

Steve tries to close the door, but Campion stops him.

CAMPION

I lied when I told you about that little league game. I didn't stay on third. I ran home like my dad told me to. I ran as fast as I could, but I still got called out.

STEVE

What does this have to do with Lourdes?

CAMPION

I'm the problem. I'm not the man my dad wants me to be, and I'm probably not the man she wants me to be.

STEVE

So be the man you want to be.

ON CAMPION...struck by this.

STEVE

You don't have to hit homeruns to make it home, Campion.

CAMPION

Tell him that.

STEVE

No, you tell him.

CAMPION

I plan to. In four years.

STEVE

Sounds like another great idea, Campion. Have a nice life.

Steve shuts the door and Campion leaves.

EXT. DAVIES MANSION - GARAGE - DAY

ON CAMPION...bummed out.

Campion's car is parked next to his father's Bentley. The car's license plate reads:

ALFADOG

Campion unloads his gear.

Campion peeks outside the garage and sees a Buick pull in front of the house.

The employee that Ike Davies fired at Campion's Harvard-Congrats party gets out.

He KNOCKS on the door. The housekeeper invites the man in.

A moment later, the front door opens. Ike walks out with the man, steering him toward his Buick.

Ike opens the man's car door, and the man plops into the driver's seat.

He leans over the steering wheel and sobs.

IKE DAVIES

You'll find another job, Beckwith. For Christ's sake, be a man.

Ike storms in the house and slams the door.

The man slowly drives away.

Campion stares at a distorted reflection of himself in the shiny Bentley exterior.

Campion kicks the ALFADOG license plate. Panicked, he makes sure it's okay and then heads toward the house.

INT. AIRPLANE - DAY

Wolfert sits on a plane heading west. The MIT computer geek sits next to him. Playing with his laptop, of course.

INT. DAVIES MANSION - DAY

Men and women are in the middle of a meeting. They stop when Campion enters.

Eve gets up.

EVE DAVIES

Campion, I wasn't expecting you until Sunday. What are you doing home?

CAMPION

We finished early. The houses, I mean.

EVE DAVIES

Welcome home, darling. Did you say hello to the Friends of the Opera members?

OPERA PERSON 1

We heard about Harvard, Campion. Congratulations.

OPERA PERSON 2

Good show, old boy.

EVE DAVIES

I wanted to show them the letter, but I couldn't find it. Where did you put it?

Campion panics and runs up the stairs.

INT. MANSION - HALLWAY - CONTINUOUS

Campion darts for his room.

EVE DAVIES (O.S.)

Trevor came over wanting to use your computer. I told him that was fine.

Campion opens his bedroom door.

INT. CAMPION'S BEDROOM - CONTINUOUS

Trevor, wearing swim trunks, rummages through Campion's desk.

TREVOR

Except you suck, because I couldn't find your laptop. I wanted to take it down by the pool.

CAMPION

Get out of my desk, please.

TREVOR

Chill. I just wanted to place a bet, and my shrew mother took my laptop away. I'm going for a swim.

Trevor leaves.

Campion doesn't find the Harvard letter in his desk. He panics and slams the drawer shut.

Trevor looks back in.

TREVOR

You coming with?

CAMPION

Be right there.

Trevor leaves again.

Campion empties the clothes from his duffel bag on the floor. He grabs his swimsuit and heads for the door.

Stops. Picks up all the clothing he's strewn on the floor and throws it in the hamper.

Leaves the room.

EXT. LANSING, MI - CAPITAL CITY AIRPORT - DAY

Wolfert and the MIT Geek deplane.

Wolfert wears what seems to be a long, black cape. Probably a raincoat, but at first glance? Very Darth Vader.

EXT. BACKYARD - POOL - DAY

A very depressed Campion slumps in a lounge chair by the swimming pool.

Trevor sloshes around on the opposite side of the pool.

The haunting Turandot drifts from inside the house. Eve approaches.

EVE DAVIES

Would you like Josefina to bring you some sandwiches?

CAMPION

No, Mom, I need to talk to you.

EVE DAVIES

As soon as the opera people leave, we'll talk. I'm very proud of what you did over break, Campion.

CAMPION

I didn't do much.

EVE DAVIES

But you did. I've always seen my charity work as the most valuable thing I do. Besides raise my son, that is.

CAMPION

I wish I'd known this before.

EVE DAVIES

Campion, I'm glad you're going to Harvard, because that's a dream of yours and your father's. But who you truly are is more important than where you go to school.

CAMPION

Can I tell you something?

Trevor jumps out of the pool, searches for a towel.

TREVOR

Mrs. D., we need more towels.

EVE DAVIES

I'll let Lourdes know. What is it, Campion?

CAMPION

Mom, don't bother Lourdes, I'll get the towels.

EVE DAVIES

Don't be silly, enjoy yourself.

She kisses him and leaves.

TREVOR

Dummy up. Where were you really?

CAMPION

I was on the renovation crew.

TREVOR

How stupid do you think I am?

ON CAMPION...assessing Trevor.

CAMPION

I took a road trip.

TREVOR

You suck. With who?

CAMPION

The computer lab guy.

TREVOR

The black guy? Why?

Lourdes approaches with towels.

TREVOR

(to Lourdes)

Give me one of those.

She hands him a towel. Campion avoids her eyes.

CAMPION

Let's talk about this later.

Trevor notices the Campion/Lourdes awkwardness. He snickers.

TREVOR

Sure.

(to Lourdes)

Hey darling, maybe you'd like to put suntan lotion on my cajones?

Lourdes ignores him.

CAMPION

Shut up, Trevor.

TREVOR

Consuela's the perfect woman when you think about it. Beautiful, buxom, and she can't speak English.

LOURDES

My name isn't Consuela.

TREVOR

You speak English?

CAMPION

You're an idiot, Trevor, you know that?

Ike approaches.

TREVOR

Campion, don't pull a Caesar Chavez thing with me, because you want to bang Consuela.

LOURDES

I said my name isn't Consuela.

TREVOR

Honey, you're the help. You think it matters what your name is?

Campion clocks Trevor.

IKE DAVIES

Campion, what's going on here?

I'll see you in my office.

CAMPION

But Dad --

IKE DAVIES

-- Now.

INT. IKE DAVIES' OFFICE - DAY

Ike works at his desk. His back is to the door.

Campion shivers in the doorway, wrapped in a towel.

IKE DAVIES

I hope you're not screwing some Mexican, Campion.

CAMPION

She's not some Mexican, Dad, and it's not your business.

IKE DAVIES

What did you say?

CAMPION

I'm not having sex with Lourdes.

IKE DAVIES

You better not be. You've got enough trouble these days, don't you?

He hands Campion his waitlist letter.

CAMPION

(barely audible)

What were you doing in my desk?

IKE DAVIES

I'll give Harvard another million if I have to, but I'll get you in.

CAMPION

I already got myself in.

Ike turns around, shocked.

CAMPION

I hacked in, learned I was third on the waitlist, and manipulated three Undecideds into giving up --

Ike's eyes well up with tears.

IKE DAVIES

-- I should have known you weren't off on some ridiculous volunteer gig.

CAMPION

Dad, I lied, just so --

Ike bounds out of his chair and hugs Campion.

IKE DAVIES

I knew one day you'd earn your "H".

CAMPION

My "H"?

IKE DAVIES

You're Campion, an "H" away from champion. But not anymore.

CAMPION

But --

IKE DAVIES

-- I'm proud of you, Campion. You're a chip off the old block.

Knock on the door. Eve enters.

EVE DAVIES

Someone's at the door for you, Campion.

IKE DAVIES

He's busy.

EVE DAVIES

No, he's not.

Campion leaves.

IKE DAVIES

Do you know Campion just hit Trevor?

EVE DAVIES

It's about time someone did.

INT. TAXI - DAY

Wolfert and the MIT Geek ride through Lansing.

INT. DAVIES MANSION - DAY

Campion approaches the front door where Debbie Dell, her mother, Joan, and pastor, Floyd, wait.

Joan's dressed prim and proper today. Like a Sunday school teacher.

JOAN

Jesus forgives us when we repent.

Joan sucker punches Campion.

JOAN

I on the other hand seek retribution. How dare you have sex with my baby?

DEBBIE

Mom!

Joan jumps on Campion, but Floyd pulls her off.

JOAN

An eye for an eye and a dick for a dick.

Floyd wrestles with a bucking Joan. Eve, Ike, and Trevor enter.

FLOYD

You're not being very Christian.

The Friends of the Opera members stare in shock.

Lourdes enters. Trevor keeps his distance from her.

DEBBIE

Should we tell Campion now?

CAMPION

Tell me what?

JOAN

Get thee behind me, Satan.

DEBBIE

I'm pregnant.

TREVOR

Whoa!

SILENCE in the room.

ON LOURDES...shocked.

EVE DAVIES

Campion, do you know something about this?

CAMPION

But it was only Monday.

DEBBIE

With a blood test you can tell four days after conception.

Lourdes wants to say something but stops herself.

CAMPION

This can't be.

JOAN

Evil men have been spilling their seed since time began.

FLOYD

Boy, it's time to do the right thing.

CAMPION

What?

JOAN

Marry her, you fool.

IKE DAVIES

For crying out loud!

ON DEBBIE AND CAMPION...appalled.

DEBBIE

I don't want to marry him.

JOAN

(to Debbie)

You should be praying for forgiveness.

CAMPION

I can't marry Debbie. We're too young.

JOAN

You weren't too young to have sex.

Floyd restrains a bucking Joan.

EXT. HOUSE - DAY

Wolfert and the MIT Geek jump from the taxi and rush toward the front door of a house. They push the doorbell.

INT. DAVIES MANSION - DAY

Doorbell rings. Lourdes walks to the door.

EXT. HOUSE - DAY

The door opens, and a man, MARK SHULSKY, stands there.

WOLFERT

We got you. Wait, who are you?

MIKE SHULSKY

What?

WOLFERT

Aren't you a little old to be hacking into Harvard's admissions system?

MIT GEEK

It's cracking, sir.

Wolfert scowls at him.

MIKE SHULSKY

What the hell are you talking about?

WOLFERT

We've traced a computer hack to you. You're bumping people off the waitlist, so you can go to Harvard.

MIKE SHULSKY

You numbnut, I'm the guidance counselor at Okemos Academy.

ON WOLFERT...embarrassed.

MIKE SHULSKY

Looks like someone led you on a wild goose chase. Now that's good cracking.

He slams the door.

INT. DAVIES MANSION - DAY

Lourdes answers the front door to find Steve. He carries the Gretzky stuff.

CAMPION

What are you doing here, Steve?

IKE DAVIES

Who's Steve?

STEVE

I came to return this, Campion. I think you need the inspiration more than me.

FLOYD

(to Campion)

Son, at some point you've got to step up to the plate and show what kind of a man you are. Now what kind is it?

IKE DAVIES

He's a Harvard man.

Campion drops to his knees and takes Debbie's hand.

ON LOURDES...sad.

CAMPION

For once, I'm going to make the right choice. Debbie, will you --

JOAN

-- Marry you? Yes, she will.

DEBBIE

I'm not marrying anyone. I'm going to Wellesley.

JOAN

Like hell you are.

IKE DAVIES

I warn you, boy. I'll disown you. You won't get a penny.

JOAN

He is going to do right by my daughter.

IKE DAVIES

How about teaching her not to be a tramp?

Joan goes for Ike, but Floyd restrains her.

IKE DAVIES

Campion, think carefully. Are you ready to pay for Harvard on your own?

LOURDES

Maybe he doesn't need you to pay for Harvard.

Ike turns to Lourdes, astonished. She stares at him, confident.

IKE DAVIES

Who the hell are you?

LOURDES

I'm the help, Mr. Davies.

IKE DAVIES

You'd do well to remember that, honey. Leave the Harvard discussion to people who could actually find Boston on a map.

CAMPION

Shut up, Dad.

IKE DAVIES

Did you just tell me to shut up?

CAMPION

Yeah, I did. What makes you think you can talk to people like that? You don't make the rules.

IKE DAVIES

The hell I don't.

CAMPION

Not for me anymore, you don't.

Lourdes smiles to herself.

IKE DAVIES

What's gotten into you?

CAMPION

Something. Finally, something.

STEVE

Campion, tell them the truth.

EVE DAVIES

What truth?

IKE DAVIES

Stay out of this, Eve.

EVE DAVIES

Shut up, Ike. Are you forgetting who financed your first cruller stand?

Lourdes stifles a laugh.

IKE DAVIES

What the hell's gotten into people around here?

Campion takes Debbie's hand again.

CAMPION

I'm not asking you to marry me, Debbie. I'm asking you to forgive me.

Debbie pulls her hand from Campion's.

DEBBIE

I'll never forgive you. You destroyed my future. How can I go to Harvard when I'm pregnant?

IKE DAVIES

You just said you were going to Wellesley.

JOAN AND FLOYD

Shut up, Ike.

ON IKE...dumbfounded.

STEVE

Tell her, Campion.

EVE DAVIES

Campion?

Campion stares at Lourdes while talking to Debbie.

CAMPION

-- Debbie, I got you to drop out of Harvard, so I could have your spot.

DEBBIE

What?

ON LOURDES...angry.

EVE DAVIES

Why would you need her spot, Campion? You got in.

CAMPION

No, Mom, I was waitlisted.

EVE DAVIES

Campion, why would you do this?

CAMPION

Mom, you and Dad always told --

EVE DAVIES

-- I never told you to attend Harvard, Campion.

CAMPION

Mom, you never told me anything. You were too busy rescuing animals or theater companies to worry about me.

ON EVE...getting it.

DEBBIE

All this to get me to drop out, Campion?

CAMPION

I'm sorry.

DEBBIE

I don't care about Harvard, but I do care about my baby.

Eve Davies pulls out her checkbook.

EVE DAVIES

And I care about my grandchild.

She looks at Campion.

EVE DAVIES

Almost as much as I care for my child.

Eve writes Debbie a check. Joan looks over Debbie's shoulder and faints.

DEBBIE

A quarter of a million dollars?

IKE DAVIES

How dare you give that white trash --

EVERYBODY

-- Shut up, Ike.

TIME CUT:

INT. LIVING ROOM - DAY

Everyone has cleared out. Campion looks for Lourdes.

EXT. LOURDES'S HOUSE - DAY

Campion is about to knock on the door. Lourdes opens it.

ON CAMPION...completely vulnerable.

CAMPION

I'm sorry.

LOURDES

Liar.

CAMPION

I'm sorry for all of it.

LOURDES

What pisses me off, Campion, is I would've given you the spot if you'd asked for it.

CAMPION

Can I have it?

LOURDES

Is that supposed to be funny?

CAMPION

Lourdes, in my defense, if you'd just told me you knew about my waitlist letter, this might've gone differently.

LOURDES

Nice try, Campion. Don't blame me for what you did.

CAMPION

I'm not blaming you. I'm glad things worked out this way.

LOURDES

Why are you telling me?

CAMPION

I want to make things right between us.

LOURDES

You already did, Campion. You've changed my whole life.

CAMPION

I have?

LOURDES

You and your father.

ON CAMPION... confused.

LOURDES

I'm going to Harvard.

CAMPION

I thought you wanted to stay around your family?

LOURDES

I can do my family more good in Boston.

CAMPION

Shouldn't you do what's right for you instead of your family?

LOURDES

Shouldn't you follow your own advice? Besides, I am going to Harvard for me.

CAMPION

I'm happy for you, Lourdes. You deserve it, but...

LOURDES

But what?

CAMPION

I just thought if you stayed around here, we could see what's between us.

LOURDES

What's between us?

Campion shuffles his feet.

LOURDES

I'll be home for school breaks. If you forget where to find me, just ask the gardener. His house is behind ours.

CAMPION

(surprised)

The gardener lives behind --

LOURDES

-- Gotcha.

She ruffles his hair.

CAMPION

Does that mean you forgive me?

LOURDES

When we used to play in your sandbox, I'd build castles, and you'd knock them down.

CAMPION

Is that a no?

Lourdes stares at him blankly. Campion leaves.

LOURDES

Campion?

He turns.

LOURDES

Eventually, I'll forgive you. But next time, your castle's going down.

She winks and shuts the door. Campion heads away. Lourdes opens the door again.

LOURDES

Oh, and Campion? Tell your little friend you can't tell you're pregnant with a blood test until nine days after conception. AP Biology. Gotta love it.

She closes the door again.

INT. LOURDES'S HOUSE - BEDROOM - DAY

Lourdes pulls the sandbox picture of her and Campion out of her purse.

Smiles at it and puts it on the mirror above her dresser.

CAMERA C/U on the smiling toddlers.

INT. DAVIES MANSION - KITCHEN - DAY

Campion enters. Debbie's on the phone.

DEBBIE

(into phone)

Can you believe it? I can go to Boston in style, now. Call you later.

Hangs up. Notices Campion.

DEBBIE

(startled)

I didn't see you there.

CAMPION

You're going to Boston to have the baby?

DEBBIE

Campion, you and I know there's no baby.

Debbie opens the refrigerator and pulls a bottle of wine out. Finds a glass and pours. Drinks.

DEBBIE

I might be a by-the-book Christian, but I'm not stupid. And I didn't get drunk and screw anybody.

CAMPION

But we woke up naked. You said --

DEBBIE

-- I was staring at four years of keeping up with rich kids at Harvard. I had to get creative.

CAMPION

How did you know you'd get money?

DEBBIE

You're 18 and drive a Jaguar convertible. I knew someone would bail you out.

CAMPION

You're not going to Wellesley?

DEBBIE

Hell no. Hillary Clinton excepted, the best dykes go to Harvard.

CAMPION

What makes you think I won't tell my mom and demand our money back?

DEBBIE

Something tells me you've got a life debt to pay, Campion, and you're ready to make a down payment. Besides, my mom already deposited the check.

CAMPION

I've been a lying fool my whole life. I'm done.

Debbie finishes the glass of wine.

DEBBIE

I'm proud of you, Campion. I'd say you've seen the light.

She tucks the deposit slip into her bra.

DEBBIE

Praise God.

INT. CAR - DAY

The sun's just setting. Steve's in the passenger seat of Campion's Jaguar. Campion gets in.

STEVE

Did you get everything straightened out?

CAMPION

I don't think I'm a Davies man.

STEVE

I think you're right. I hacked into Harvard's system again though. Four other people declined. You can go if you want. Legitimately.

CAMPION

I'm going to Michigan State. They have late admissions, so...

STEVE

....So have you learned anything this week?

CAMPION

I've learned that friendship is more important than Harvard.

STEVE

Now you just need some friends.

Steve smiles.

CAMPION

Thanks, Steve. Thanks for everything.

STEVE

De nada.

CAMPION

De what?

Steve laughs.

CAMPION

You feel like going for a ride?

STEVE

I don't know. It was a lot of trouble the last time I took a ride with you.

CAMPION

But we had a happy ending. If this were a movie it'd be perfect.

STEVE

No, it wouldn't, because the black man who didn't put the screws to anybody, still ends up at the state school.

CAMPION

But he ends up there with the rich white guy, so that's cool.

STEVE

Typical ending for a honky movie.

The top's down on Campion's Jaguar convertible. It's going to be a beautiful evening.

STEVE

Let's go for that ride.

Campion considers for a moment then tosses the keys to Steve.

INT. CAMPION'S BEDROOM - DAY

Campion's baseball trophy is back on his desk. On top of it, a knitted baby cap.

CAMPION (V.O.)

In March, there's only three things on a senior's mind. Getting into college, getting your dad off your back, and getting laid --

SMASH CUT:

CRACK of a baseball bat connecting with a ball.

EXT. BATTING CAGES - DAY

Campion and Steve laugh and joke, like old friends. Like the best of friends.

CAMPION (V.O.)

-- And only one of them happened to me. But maybe there should be a fourth. What kind of a man am I, truly? When you answer that, maybe you'll stop defining yourself by where you're going to school.

(beat)

So go on and live your life.

A ball whistles out of the machine, and Campion hits it to kingdom come.

CAMPION (V.O.)

Maybe the truth does set you free.

Praise God.

FADE OUT.

THE END